UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2006

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 27, 2006 and January 8, 2007, Rancher Energy Corp. filed Current Reports on Form 8-K to report the acquisitions of the Cole Creek South Field and South Glenrock B Field, and the Big Muddy Field, respectively. This Current Report on Form 8-K/A (Amendment No. 1) is filed solely to provide the financial statements of the businesses acquired, as required by Regulation S-X, Article 3-05, and the pro forma financial information, as required by Regulation S-X, Article 11.

Within this Current Report on Form 8-K/A (Amendment No. 1), the “Cole Creek South Field” also is referred to as the “South Cole Creek Field”.

Item 2.01 Completion of Acquisition or Disposition of Assets

Cole Creek South Field and South Glenrock B Field Acquisitions

On December 22, 2006, Rancher Energy Corp. (“Rancher Energy” or the “Company”) purchased certain oil & gas properties for $46,670,000, before adjustments for the period from the effective date to the closing date, plus closing costs of $445,437. The oil & gas properties consisted of (i) a 100% working interest (79.31% net revenue interest) in the Cole Creek South Field, which is located in Wyoming’s Powder River Basin; and (ii) a 93.73% working interest (74.08% net revenue interest) in the South Glenrock B Field, which is also located in Wyoming’s Powder River Basin. In partial consideration for an extension of the closing date, the Company issued the seller of the oil & gas properties warrants to acquire 250,000 shares of its common stock for $1.50 per share for a period of five years. The estimated fair value of the warrants to purchase common stock of $616,140 was estimated as of the grant date using the Black-Scholes option pricing model, and is included in the acquisition cost.

Big Muddy Field Acquisition

On January 4, 2007, Rancher Energy acquired the Big Muddy Field, located in the Powder River Basin east of Casper, Wyoming. The total purchase price was $25,000,000, and closing costs were approximately $600,000.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

(1)	South Cole Creek and South Glenrock Operations

SOUTH COLE CREEK AND SOUTH GLENROCK OPERATIONS

Independent Auditors' Report

Statements of Revenues and Direct Operating Expenses for the nine months ended September 30, 2006 and the year ended December 31, 2005

Notes to Statements of Revenues and Direct Operating Expenses

Independent Auditor’s Report

The Board of Directors
Nielson & Associates, Inc.:

We have audited the statements of revenues and direct operating expenses of the South Cole Creek and South Glenrock operations (as defined in note 1) for the year ended December 31, 2005 and the nine months ended September 30, 2006 (Historical Statements). These Historical Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statements are free of material misstatement. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Rancher Energy Corp. The presentation is not intended to be a complete presentation of the revenues and expenses of the South Cole Creek and South Glenrock operations.

In our opinion, the Historical Statements referred to above present fairly, in all material respects, the revenues and direct operating expenses described in note 1 of the South Cole Creek and South Glenrock operations for the year ended December 31, 2005 and the nine months ended September 30, 2006 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Billings, Montana
January 31, 2007

SOUTH COLE CREEK AND SOUTH GLENROCK OPERATIONS

Statements of Revenues and Direct Operating Expenses

Nine Months Ended September 30, 2006 and Year Ended December 31, 2005

	September 30, 2006	December 31, 2005

Oil revenues	$3,549,889	$3,713,964

Direct operating expenses:
Lease operating expenses	2,656,690	1,647,826
Production taxes	388,573	409,077
Total direct operating expenses	3,045,263	2,056,903

Revenues in excess of direct operating expenses	$504,626	$1,657,061

See accompanying notes to statements of revenues and direct operating expenses.

SOUTH COLE CREEK AND SOUTH GLENROCK

Notes to Statements of Revenues and Direct Operating Expenses
September 30, 2006 and December 31, 2005

(1) Basis of Presentation

The accompanying Historical Statements of revenues and direct operating expenses (the “Historical Statements”) are presented using accrual basis, and represent the revenues and direct operating expenses attributable to Nielson & Associates, Inc.’s (“NAI”) interests in certain producing oil properties located in Converse County, Wyoming. The Historical Statements were prepared from the historical accounting records of NAI. The Historical Statements include only oil revenues and direct lease operating and production expenses and production taxes. The Historical Statements do not include Federal and state income taxes, interest expense, depletion, depreciation and amortization, accretion, or general and administrative expenses.

Complete financial statements, including a balance sheet, are not presented as the oil properties were not operated as a separate business unit within NAI. Accordingly, it is not practicable to identify all assets and liabilities, or the indirect operating costs applicable to these oil properties. As such, the Historical Statements of oil revenues and direct operating expenses have been presented in lieu of the financial statements prescribed by Rule 3-05 of Securities and Exchange Commission Regulation S-X.

(2) Supplemental Information Regarding Proved Oil Reserves (Unaudited)

Supplemental oil reserve information related to the South Cole Creek and South Glenrock operations is presented in accordance with the requirements of Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities (“FAS 69”). There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production and timing of development expenditures.

Estimated Proved Reserves

Proved oil reserves are the estimated quantities of crude oil that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions; i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangement, but not on escalations based on future condition.

Proved developed oil reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery are included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

SOUTH COLE CREEK AND SOUTH GLENROCK

Notes to Statements of Revenues and Direct Operating Expenses
September 30, 2006 and December 31, 2005

Following is a summary of the proved and proved developed oil reserves attributed to South Cole Creek and South Glenrock operations:

In barrels of oil	Proved	Proved Developed

January 1, 2005	837,846	837,846
December 31, 2005	1,588,713	1,305,095
September 30, 2006	1,548,985	1,297,501

Standardized Measure of Discounted Future Net Cash Flows

Future oil sales and production and development costs have been estimated using prices and costs in effect at the end of the periods indicated. The weighted average period-end prices used for the South Cole Creek and South Glenrock fields for September 30, 2006 and December 31, 2005 were $61.06 and $56.71 per barrel of oil, respectively. Future cash inflows were reduced by estimated future development, abandonment and production costs based on period-end costs. No deductions were made for general overhead, depletion, depreciation, and amortization, or any indirect costs. All cash flow amounts are discounted at 10%.

Changes in the demand for oil, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of current market value of the proved reserves attributable to the South Cole Creek and South Glenrock operations.

The estimated standardized measure of discounted future net cash flows relating to proved reserves at September 30, 2006 and December 31, 2005 is shown below:

	September 30, 2006	December 31, 2005

Future cash inflows	$90,800,803	$86,488,887
Future production costs	(52,179,298)	(46,837,347)
Future development costs	(2,004,287)	(2,304,287)

Future net cash flows	36,617,218	37,347,253
10% annual discount	(20,998,011)	(20,374,254)

Standardized measure of discounted future net cash flows relating to proved reserves	$15,619,207	$16,972,999

(2)	Big Muddy Acquisition

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors
Rancher Energy Corp.
Denver, Colorado

We have audited the accompanying historical summaries of revenue and direct operating expenses of properties, acquired by Rancher Energy Corp. on January 4, 2007, for the year ended December 31, 2005 and the nine months period ended September 30, 2006. The historical summaries are the responsibility of the Company’s management. Our responsibility is to express an opinion on the historical summaries based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summaries presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Rancher Energy Corp. as described in Note 1), and are not intended to be a complete presentation of the properties’ revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties acquired on January 4, 2007 by Rancher Energy Corp., in conformity with U.S. generally accepted accounting principles.

HEIN & ASSOCIATES LLP

Denver, Colorado
March 2, 2007

RANCHER ENERGY CORP.

Historical Summaries of Revenues and Direct Operating Expenses
of Properties Acquired in January 2007

	For the Nine Months Ended September 30, 2006	For the Year Ended December 31, 2005

OIL AND GAS SALES	$537,879	$143,314

DIRECT OPERATING EXPENSES:
LEASE OPERATING EXPENSES	204,454	152,141
PRODUCTION TAXES	55,275	24,193
TOTAL DIRECT OPERATING EXPENSES	259,729	176,334

EXCESS OF REVENUES OVER EXPENSES (EXPENSES OVER REVENUES)	$278,150	$(33,020)

See Notes to Historical Summaries

RANCHER ENERGY CORP.

Notes to Historical Summaries of Revenues and Direct Operating
Expenses of Properties Acquired in January 2007

1.	Basis of Preparation:

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K/A as promulgated by Regulation S-X, Rule 3-05 of the Securities Exchange Act of 1934. The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by Rancher Energy Corp. (“Rancher”) in January 2007. The properties were acquired at a purchase price of $25,000,000 from Wyoming Mineral Exploration, LLC.

Revenues are recorded when oil or natural gas and related liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, well workover costs, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

2.	Supplemental Information Regarding Proved Oil Reserves (Unaudited)

Supplemental oil reserve information related to the Big Muddy operations is presented in accordance with the requirements of Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities (“FAS 69”). There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting the future rates of production and timing of development expenditures.

Estimated Proved Reserves

Proved oil reserves are the estimated quantities of crude oil that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions; i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangement, but not on escalations based on future condition.

Proved developed oil reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery are included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

Following is a summary of the proved and proved developed oil reserves attributed to Big Muddy operations:

In barrels of oil	Proved	Proved Developed

January 1, 2005	97,121	97,121
December 31, 2005	92,235	92,235
September 30, 2006	84,431	84,431

Standardized Measure of Discounted Future Net Cash Flows

Future oil sales and production and development costs have been estimated using prices and costs in effect at the end of the periods indicated. The weighted average period-end prices used for the Big Muddy field were $55.50 per barrel of oil for both September 30, 2006 and December 31, 2005. Future cash inflows were reduced by estimated future development, abandonment and production costs based on period-end costs. No deductions were made for general overhead, depletion, depreciation, and amortization, or any indirect costs. All cash flow amounts are discounted at 10%.

Changes in the demand for oil, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of current market value of the proved reserves attributable to the Big Muddy operations.

The estimated standardized measure of discounted future net cash flows relating to proved reserves at September 30, 2006 and December 31, 2005 is shown below:

	September 30, 2006	December 31, 2005

Future cash inflows	$4,498,501	$5,036,380
Future production costs	(2,520,123)	(2,779,852)
Future development costs	-	-

Future net cash flows	1,978,378	2,256,528
10% annual discount	(497,333)	(584,433)

Standardized measure of discounted future net cash flows relating to proved reserves	$1,481,045	$1,672,095

(b)   Pro forma financial information.

OIL & GAS PROPERTY ACQUISITIONS

The following is a summary of oil & gas properties acquired by the Company:

Cole Creek South Field and South Glenrock B Field Acquisitions

On December 22, 2006, the Company purchased certain oil & gas properties for $46,670,000, before adjustments for the period from the effective date to the closing date, plus closing costs of $445,437. The oil & gas properties consisted of (i) a 100% working interest (79.31% net revenue interest) in the Cole Creek South Field, which is located in Wyoming’s Powder River Basin; and (ii) a 93.73% working interest (74.08% net revenue interest) in the South Glenrock B Field, which is also located in Wyoming’s Powder River Basin. In partial consideration for an extension of the closing date, the Company issued the seller of the oil & gas properties warrants to acquire 250,000 shares of its common stock for $1.50 per share for a period of five years. The estimated fair value of the warrants to purchase common stock of $616,140 was estimated as of the grant date using the Black-Scholes option pricing model, and is included in the acquisition cost.

Big Muddy Field Acquisition

On January 4, 2007, Rancher Energy acquired the Big Muddy Field, located in the Powder River Basin east of Casper, Wyoming. The total purchase price was $25,000,000, and closing costs were approximately $600,000.

ISSUANCE OF CONVERTIBLE NOTES PAYABLE

To partially finance the oil & gas property acquisitions, and fund working capital requirements, the Company issued convertible notes payable as discussed below:

Prior to December 31, 2006, the Company received $8,112,862 from investors. Between January 4, 2007 and January 24, 2007, those investors received convertible notes payable. The notes accrue interest at an annual rate of 12% beginning 120 days after issuance, which is the maturity date, if not converted or paid before that date. Upon shareholder approval of an amendment to the Articles of Incorporation to increase the authorized shares of the Company’s common stock, the notes will be automatically converted into shares of common stock. The number of shares will be an amount equal to the face amount of the notes divided by $1.50 per share, the price that shares were simultaneously sold in a private placement as discussed below.

Subsequent to December 31, 2006, the Company received $2,381,651 from investors in exchange for convertible notes payable. Terms and conditions are the same as those disclosed in the immediately preceding paragraph.

SALE OF COMMON STOCK AND WARRANTS

To partially finance the oil & gas property acquisitions, and fund working capital requirements, the Company sold common stock and warrants to purchase common stock as discussed below:

October 2006

In October 2006, Rancher Energy sold 1,449,956 Units for $0.50 per Unit, totaling gross proceeds of $724,978. Each Unit consisted of one share of common stock and a warrant to purchase one additional share of common stock. The Company paid a cash commission of $36,249, equal to 5% of the gross proceeds, and a stock-based commission of 72,498 shares of common stock, equal to 5% of the number of Units sold. The sum of the shares sold and the commission shares aggregated 1,522,454. All warrants were originally exercisable for a period of two years from the date of issuance. During the first year, the exercise price was $0.75 per share; during the second year, the exercise price was $1.00 per share. The warrants are redeemable by Rancher Energy for no consideration upon 30 days prior notice. A portion of these warrants were modified as discussed below.

December 2006

On December 21, 2006, the Company entered into a Securities Purchase Agreement with investors in a private placement pursuant to which the Company sold Units consisting of one share of common stock and a warrant to purchase one additional share of common stock for $1.50 per Unit. In December 2006, the Company issued 40,694,335 Units in exchange for gross proceeds of $61,041,502. Prior to December 31, 2006, the Company also received $7,869,263 from investors. Between January 4, 2007 and January 24, 2007, those monies were exchanged for 5,246,175 Units for $1.50 per Unit. Total proceeds from the December 2006 transactions of $68,910,765 were reduced by offering costs of $5,109,474, resulting in net proceeds of $63,801,291.

The warrants are exercisable for five years at a price of $1.50 per share, which period will begin at such time as the Company amends its Articles of Incorporation to increase its authorized shares of common stock. The Company has agreed to promptly call a meeting of its stockholders to approve the increase. The Company will be required to make payments to the investors if approval is not obtained.

Placement Agent Warrants

In connection with the offering of common stock and convertible notes payable, the Company agreed to pay commissions to three placement agents aggregating $2,279,032 and warrants to purchase 2,488,919 shares of the Company’s common stock.

Stock Over-Subscription Payable

In connection with the private placement of common stock and warrants to purchase common stock discussed above, Rancher Energy received funds of $555,020 that were in excess of the allowable placement; accordingly, the Company will return to the investors the funds that are reflected in the unaudited pro forma condensed balance sheet as stock over-subscription payable.

Unaudited Pro Forma Financial Statements

The unaudited pro forma balance sheet as of September 30, 2006 was prepared as though the acquisitions occurred on September 30, 2006, and includes the following transactions:

•	The Cole Creek South Field and the South Glenrock B Field acquisitions;

•	The Big Muddy Field acquisition;

•	The sale of convertible notes payable in connection with the financing of the Cole Creek South, South Glenrock B and Big Muddy Field acquisitions, and for working capital funds; and

•
The sale of units, consisting of common stock and warrants to purchase common stock, in connection with the financing of the Cole Creek South, South Glenrock B and Big Muddy Field acquisitions, and for working capital funds.

The unaudited pro forma statement of operations for the six months ended September 30, 2006 was prepared as though the acquisitions occurred on April 1, 2005, and includes the following transactions:

•	The Cole Creek South Field and the South Glenrock B Field acquisitions;

•	The Big Muddy Field acquisition;

•	The sale of convertible notes payable in connection with the financing of the Cole Creek South, South Glenrock B and Big Muddy Field acquisitions, and for working capital funds; and

•
The sale of units, consisting of common stock and warrants to purchase common stock, in connection with the financing of the Cole Creek South, South Glenrock B and Big Muddy Field acquisitions, and for working capital funds.

The unaudited pro forma statement of operations for the year ended March 31, 2006 was prepared as though the acquisitions occurred on April 1, 2005, and includes the following transactions:

•	The Cole Creek South Field and the South Glenrock B Field acquisitions;

•	The Big Muddy Field acquisition;

•	The sale of convertible notes payable in connection with the financing of the Cole Creek South, South Glenrock B and Big Muddy Field acquisitions, and for working capital funds; and

•
The sale of units, consisting of common stock and warrants to purchase common stock, in connection with the financing of the Cole Creek South, South Glenrock B and Big Muddy Field acquisitions, and for working capital funds.

The Company presents adjustments for these transactions in the notes to the unaudited pro forma financial statements. You should read the unaudited pro forma financial statements and accompanying notes along with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission and the audited Cole Creek South and South Glenrock operations financial statements and the audited Big Muddy financial statements included above.

The information presented under the headings “Cole Creek South & South Glenrock B” in the pro forma financial statements reflects the revenues and direct operating expenses of the Cole Creek South Field and the South Glenrock B Field for the six months ended September 30, 2006, which was derived by deducting the revenues and direct operating expenses for the three months ended March 31, 2006 from the corresponding amounts for the nine months ended September 30, 2006, and for the year ended December 31, 2005, as such information is within 93 days of Rancher Energy's fiscal year ended March 31, 2006.

The information presented under the headings “Big Muddy” in the pro forma financial statements reflects the revenues and direct operating expenses of the Big Muddy Field for the six months ended September 30, 2006, which was derived by deducting the revenues and direct operating expenses for the three months ended March 31, 2006 from the corresponding amounts for the nine months ended September 30, 2006, and for the year ended December 31, 2005, as such information is within 93 days of Rancher Energy's fiscal year ended March 31, 2006.

The pro forma statements of operations were derived by adjusting the historical financial statements of Rancher Energy Corp. The adjustments are based on currently available information. The actual adjustments, therefore, may differ from the pro forma adjustments. The Company believes, however, that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial statements do not purport to present the Company’s results of operations had the acquisitions or the other transactions actually been completed as of the dates indicated. Moreover, the statements do not project our financial position or results of operations for any future date or period.

RANCHER ENERGY CORP.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
September 30, 2006

	Rancher Energy Corp.	Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$5,479,007	$8,112,862	a	$12,066,158
		2,381,651	b
		66,289,093	c
		555,020	c
		(47,688,529)	d
		(23,062,946)	e

Oil & gas properties, full cost method:
Unproved	3,007,919	42,971,989	d	69,682,428
		616,140	d
		23,086,380	e

Proved		4,716,540	d	5,941,942
		901,458	d
		33,566	e
		290,378	e

Total oil & gas properties	3,007,919	72,616,451		75,624,370

Other assets:
Other equipment, net	34,101	-		34,101

Total assets	$8,521,027	$79,203,602		$87,724,629

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

RANCHER ENERGY CORP.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
September 30, 2006

	Rancher Energy Corp.	Pro Forma Adjustments		Pro Forma As Adjusted
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible notes payable	$-	$8,112,862	a	$10,494,513
		2,381,651	b

Accounts payable	88,360	57,000	e	145,360
Stock over-subscription payable	-	555,020	c	555,020
Commissions on sales of common stock	-	1,784,032	c	1,784,032
Oil & gas property acquisition payable	603,537	-		603,537
Asset retirement obligation	-	109,274	d	191,230
		81,956	e

Total current liabilities	691,897	13,081,795		13,773,692

Long-term liabilities:
Asset retirement obligation	-	792,184	d	1,000,606
		208,422	e

Stockholders’ equity:
Common stock	472	479	c	951

Additional paid-in capital	9,726,847	66,288,614	c	74,847,569
		(1,784,032)	c
		616,140	d
Accumulated deficit during the development stage	(1,898,189)	-		(1,898,189)
Total stockholders’ equity	7,829,130	65,121,201		72,950,331

Total liabilities and stockholders' equity	$8,521,027	$79,203,602		$87,724,629

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

RANCHER ENERGY CORP.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For The Six Months Ended September 30, 2006

	Rancher Energy Corp.	Cole Creek South & South Glenrock B	Big Muddy	Pro Forma Adjustments		Pro Forma As Adjusted

Revenues:
Oil & gas sales	$-	$2,361,489	$447,094	$-		$2,808,583

Operating expenses:
Production taxes	-	249,107	47,631	-		296,738
Lease operating expenses	-	1,876,422	121,188	-		1,997,610
Depreciation, depletion and amortization	-	-	-	160,762	f	160,762
Impairment	395,785	-	-	-		395,785
General and administrative	966,282	-	-	-		966,282
Total operating expenses	1,362,067	2,125,529	168,819	160,762		3,817,177

Income (loss) from operations	(1,362,067)	235,960	278,275	(160,762)		(1,008,594)

Other income (expense):
Interest income	23,485	-	-	-		23,485
Interest expense	(33,000)	-	-	(631,396)	g	(664,396)
Total other income (expense)	(9,515)	-	-	(631,396)		(640,911)

Net income (loss)	$(1,371,582)	$235,960	$278,275	$(792,158)		$(1,649,505)

Basic and diluted net income (loss) per share	$(0.04)					$(0.02)

Basic and diluted weighted
average shares outstanding	33,336,427			47,854,641	h	81,191,068

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

RANCHER ENERGY CORP.
(A DEVELOPMENT STAGE COMPANY)
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
For The Year Ended March 31, 2006

	Rancher Energy Corp.	Cole Creek South & South Glenrock B	Big Muddy	Pro Forma Adjustments		Pro Forma As Adjusted
Revenues:
Oil & gas sales	$-	$3,713,964	$143,314	$-		$3,857,278

Operating expenses:
Production taxes	-	409,077	24,193	-		433,270
Lease operating expenses	-	1,647,826	152,141	-		1,799,967
Depreciation, depletion and amortization	-	-	-	353,058	f	353,058
General and administrative	74,453	-	-	-		74,453
Exploration - mining	50,000	-	-	-		50,000
Total operating expenses	124,453	2,056,903	176,334	353,058		2,710,748

Income (loss) from operations	(124,453)	1,657,061	(33,020)	(353,058)		1,146,530

Other income (expense):
Interest expense	-	-	-	(1,259,342)	g	(1,259,342)

Net income (loss)	$(124,453)	$1,657,061	$(33,020)	$(1,612,400)		$(112,812)

Basic and diluted net income (loss) per share	$(0.00)					$(0.00)

Basic and diluted weighted average
shares outstanding	32,819,623			65,545,090	h	98,364,713

The accompanying notes are an integral part of these unaudited pro forma condensed financial statements.

RANCHER ENERGY CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Pro Forma Adjustments

Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2006

(a)	Proceeds from the issuance of convertible notes payable during the third fiscal quarter ended December 31, 2006.

(b)	Proceeds from the issuance of convertible notes payable during the fourth fiscal quarter ending December March 31, 2007.

(c)	Proceeds from the private placement of units, consisting of common stock and warrants to purchase common stock, during the third quarter ended December 31, 2006.

Proceeds of $555,020 exceeded the allowable amount of the offering and were reflected as stock over-subscription payable.

Proceeds from the private placement of units have been reduced by a payable for commissions on sales of common stock of $1,784,033.

(d)
Acquisition of the Cole Creek South and South Glenrock B fields on December 22, 2006. The preliminary allocation of acquisition costs between proved and unproved properties was based on their estimated relative fair values.

Consideration includes the assumption of an asset retirement obligation in the aggregate gross amount of $901,458, of which $109,274 is reflected as a current liability, and $792,184 is reflected as a long-term liability.

In partial consideration for an extension of the closing date, the Company issued the seller of the oil & gas properties warrants to acquire 250,000 shares of its common stock for $1.50 per share for a period of five years. The estimated fair value of the warrants to purchase common stock of $616,140 was estimated as of the grant date using the Black-Scholes option pricing model, and is included in the acquisition cost.

(e)	Acquisition of the Big Muddy field on January 4, 2007. The preliminary allocation of acquisition costs between proved and unproved properties was based on their estimated relative fair values.

Consideration includes the assumption of an asset retirement obligation in the aggregate gross amount of $290,378, of which $81,956 is reflected as a current liability, and $208,422 is reflected as a long-term liability.

Unaudited Pro Forma Condensed Statement of Operations for the Six Months Ended September 30, 2006 and for the Year Ended March 31, 2006

(f)	Depreciation, depletion and amortization of oil & gas properties under the full cost method of accounting.

(g)	Interest expense on convertible notes payable calculated at a rate of 12% per annum.

(h)
For the six months ended September 30, 2006, weighted average shares outstanding were increased by the shares issued in the private placement. For the year ended March 31, 2006, weighted average shares outstanding were increased by the shares issued in the Regulation S offering and in the private placement. For the year ended March 31, 2006, pro forma weighted average shares outstanding exceeded the total outstanding shares as of December 31, 2006. The excess is attributable to the 69,500,000 shares that were returned by the founding stockholder which were included in historical shares outstanding until returned.

(c)	Exhibits

Exhibit Number	Description

Exhibit 10.1 (1)	Purchase and Sale Agreement, dated as of October 1, 2006, by and between Rancher Energy Corp. and Nielson & Associates, Inc.

Exhibit 10.2 (2)	Amendment effective December 15, 2006, to Purchase and Sale Agreement between Nielson & Associates, Inc. and Rancher Energy Corp. dated October 1, 2006.

Exhibit 10.3 (3)	Purchase & Sale Agreement dated August 10, 2006 between Rancher Energy Corp. and Wyoming Mineral Exploration, LLC relating to the Big Muddy prospect.
_____________________
(1)	Incorporated by reference to the Current Report on Form 8-K dated October 5, 2006.
(2)	Incorporated by reference to the Current Report on Form 8-K dated December 27, 2006.
(3)	Incorporated by reference to the Current Report on Form 8-K dated January 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.
(Registrant)

Date: March 5, 2007	/s/ John Works
John Works
President, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1 (1)	Purchase and Sale Agreement, dated as of October 1, 2006, by and between Rancher Energy Corp. and Nielson & Associates, Inc.

Exhibit 10.2 (2)	Amendment effective December 15, 2006, to Purchase and Sale Agreement between Nielson & Associates, Inc. and Rancher Energy Corp. dated October 1, 2006.

Exhibit 10.3 (3)	Purchase & Sale Agreement dated August 10, 2006 between Rancher Energy Corp. and Wyoming Mineral Exploration, LLC relating to the Big Muddy prospect.
_____________________
(1)	Incorporated by reference to the Current Report on Form 8-K dated October 5, 2006.
(2)	Incorporated by reference to the Current Report on Form 8-K dated December 27, 2006.
(3)	Incorporated by reference to the Current Report on Form 8-K dated January 8, 2007.